SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 11, 1999

                                BROADVISION, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)


             0-28252                                      94-3184303
      (Commission File No.)                    (IRS Employer Identification No.)


                                  585 Broadway
                             Redwood City, CA 94063
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (650) 261-5100

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Item 5.           Other Events.

                  On October 11, 1999, the Company effected a three-for-one stock split in the form of a two-for-one stock dividend. A copy of the Company's restated financial statements to reflect the stock split for the three-year period ended December 31, 1998 is attached as Exhibit 99.01.

Item 7.           Financial Statements and Exhibits.

         (a)      Exhibits

                  Exhibit No.     Description
                  -----------     -----------
                  23.01           Report on  Financial  Statement  Schedule  and
                                  Consent of Independent Auditors

                  99.01 BroadVision, Inc. Consolidated Financial Statements and Schedule as of December 31, 1997 and 1998, and for each of the years in the three-year period ended December 31, 1998.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      BROADVISION, INC.

Dated:  March 1, 2000                 By:      /s/  Randall C. Bolten
                                               ---------------------------------
                                               Randall C. Bolten
                                               Vice President, Operations and
                                               Chief Financial Officer


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